Exhibit EX-99.(14)(A)



                 Consent of Independent Auditors

We consent to the references to our firm under each of the captions "Representations and Warranties" in sections 4 and 5 of
Exhibit   A  of  the  Prospectus/Proxy  Statement  and   to   the
incorporation by reference of our report dated August 6, 1999 in the Registration Statement (Form N-14) of D.L. Babson Money
Market   Fund,  Inc.  filed  with  the  Securities  and  Exchange
Commission under the Securities Act of 1933 (Registration No. 002-
65761).



                                                Ernst & Young LLP
Kansas City, Missouri
June 16, 2000